UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 5, 2002
                                                -----------------------------


                      Gateway International Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


     Nevada                        000-26017                    95-3819300
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(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation               File Number)               Identification No.)


3840 East Eagle Drive, Anaheim, California                           92807
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 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (714) 630-3118
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

     In September 2001, prior to the consummation of, but in connection with, the reorganization of the Registrant (formerly known as Gourmet Gift, Inc. "Gourmet")) and Elite Machine Tool Company ("Elite"), Mr. Joseph Gledhill, an officer and director of Elite individually paid an aggregate of $160,000 as part of the reorganization, of which $135,000 was paid to certain controlling shareholders of Gourmet and $25,000 was paid to Gourmet and subsequently disbursed prior to the close of the reorganization.

     Following the closing of the reorganization, Elite became a wholly owned subsidiary of the Registrant and Mr. Gledhill became an officer and director of the Registrant. The $160,000 is currently being accounted for by Elite as an advance by Mr. Gledhill to fund the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(a)      Financial statements of businesses acquired.

N/A

(b)      Pro forma financial information.

N/A

(c)      Exhibits.

Exhibit No.                Exhibit Description
----------                 -------------------

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GATEWAY INTERNATIONAL HOLDINGS, INC.



Date: November 5, 2002.              By:/s/ Lawrence A. Consalvi
                                        -------------------------------
                                            Lawrence A. Consalvi
                                            Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit
----------     ----------------------

None.